                                                                   EXHIBIT 10.23



                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  This Third Amendment, dated as of February 25, 2000, is entered into by and between YOUNG AMERICA CORPORATION, a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

                  The Borrower and the Bank have entered into a Credit Agreement dated as of April 6, 1998, as amended by a First Amendment to Credit Agreement dated as of November 13, 1999, and a Second Amendment to Credit Agreement dated as of March 12, 1999 (as so amended, the "Credit Agreement").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Bank is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Third Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  2. Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms:

                           "'Compliance Certificate' means a certificate in substantially the form of Exhibit B-1 (for monthly reporting ), Exhibit B-2 (for quarterly reporting) or Exhibit B-3 (for annual reporting), as is appropriate for the time period and which are attached to the Third Amendment, or in such other form as the Borrower and the Bank may from time to time agree upon in writing, executed by the chief financial officer of the Borrower, stating (i) that any financial statements delivered therewith have been prepared in accordance with GAAP, subject (in the case of interim statements) to year-end adjustments and the omission of footnotes, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating reasonable detail the facts with respect thereto and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants."

                  "'Third Amendment' means the Third Amendment to Credit Agreement dated as of February 25, 2000, by and between the Borrower and the Bank."


                  3. Amendment of Section 2.8(b). Section 2.8(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) Non-Usage Fees. The Borrower shall pay the Bank a non-usage fee at the Non-Usage Rate (as defined herein) for the calendar year ending December 31, 2000, on the average daily unused amount of the Commitment Amount, payable monthly on the last day of each calendar month. Any non-usage fee remaining unpaid on the Commitment Termination Date shall be due and payable on that date. As used in this subsection (b), the "Non-Usage Rate" shall mean one-half of one percent (.500%) per annum; provided that if (i) the Bank has received financial statements of the Borrower indicating, to the Bank's satisfaction, compliance with all covenants stated in the Credit Agreement through December 31, 2000 and (ii) no Default exists on January 1, 2001, then from January 1, 2001 and thereafter, the "Non-Usage Rate" shall mean three-eighths of one percent (.375%)."

                  4. Amendment of Section 5.9. Section 5.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 5.9 Interest Coverage Ratio. The Borrower will at all times maintain its Interest Coverage Ratio, determined at the end of each calendar quarter designated below, at not less than the amount set forth below opposite the period in which such calendar quarter ends:

                  Quarters Ending                                               Ratio
                  ---------------                                               -----
                  On March 31, 2000                                             1.00 to 1
                  On June 30, 2000                                              1.00 to 1
                  On September 30, 2000                                         1.10 to 1
                  On December 31, 2000                                          1.30 to 1
                  March 31, 2001 and thereafter                                 1.35 to 1"

                  4. Amendment of Section 6.12. Section 6.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 6.12 Capital Expenditures. For the year ending December 31, 2000, the Borrower will not make Capital Expenditures in excess of $4,000,000, regardless of whether such expenditures are payable currently or in the future. Thereafter, beginning with the calendar quarter ending on March 31, 2001, the Borrower will not make Capital Expenditures during any calendar quarter in excess of $500,000, regardless of whether such expenditures are payable currently or in the future, provided that any unused portion of permitted Capital Expenditures for a calendar quarter may be expended in the next succeeding calendar quarter; provided, however, that in no event may Capital Expenditures exceed $2,000,000 during any calendar year.

                  5. No Other Changes. Except as explicitly amended by this Third Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                  (a) The Borrower has all requisite power and authority to execute this Third Amendment and to perform all of its obligations hereunder, and this Third Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Third Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  7. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  8. No Waiver. The execution of this Third Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by the Bank, whether or not known to the Bank and whether or not existing on the date of this Third Amendment.

                  9. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Credit Agreement, the Loan Documents and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and reasonable out-of-pocket expenses of counsel for the Bank with respect thereto, whether paid to outside counsel or reasonably allocated to the Bank by in-house counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Third Amendment and the documents and instruments incidental hereto.

                  11. Miscellaneous. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.




NORWEST BANK MINNESOTA,                   YOUNG AMERICA CORPORATION
NATIONAL ASSOCIATION

By  /s/ Jeffrey H. Morsman                By  /s/  Roger D. Andersen
------------------------------------      --------------------------------------
    Its Corporate Banking Officer             Its Vice President Finance and CFO

                         MONTHLY COMPLIANCE CERTIFICATE

                             Date: February 29, 2000

To:  Norwest Bank Minnesota, National Association
     Structured Finance Division
     Norwest Center - 5th Floor
     Sixth Street and Marquette Avenue
     MAC # N9305-051
     Minneapolis, Minnesota  55479
     Attention:  Jeffrey H. Morsman

         Re: Credit Agreement dated as of April 7, 1998 between Young America Corporation and
                  Norwest Bank Minnesota, National Association

                  In accordance with the requirements of the above referenced agreement as subsequently amended (the "Credit Agreement"), attached are the consolidated financial statements of Young America Corporation (the "Borrower") as of and for the calendar month and year-to-date periods ended JANUARY 31, 2000 (the "Current Financials"). Capitalized terms used herein but not otherwise defined shall have the same meanings as the meanings assigned to them in the Credit Agreement.

                  I hereby certify that the Current Financials have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, subject to year-end audit adjustments.

         Events of Default.                 (Check One):

          X The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         ___ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect thereto.

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
                            Young America Corporation




         Attached hereto are all relevant facts in reasonable detail to evidence the computations of the Financial Covenants referred to above. These computations were prepared in accordance with generally accepted accounting principles applied on a basis that is consistent with the accounting practices reflected in the annual financial statements of the Borrower previously delivered to you.
                                          Young America Corporation


                                          By    _____________________________
                                             Its    VICE PRESIDENT FINANCE & CFO
                                                    ____________________________















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
                                                                  Exhibit B-2 to
                                             Third Amendment to Credit Agreement


                    (To be re-typed on Borrower's letterhead)

                        QUARTERLY COMPLIANCE CERTIFICATE

                           Date: ____________________

To:  Norwest Bank Minnesota, National Association
     Structured Finance Division
     Norwest Center - 5th Floor
     Sixth Street and Marquette Avenue
     MAC # N9305-051
     Minneapolis, Minnesota  55479
     Attention:  Jeffrey H. Morsman

         Re: Credit Agreement dated as of April 7, 1998 between Young America Corporation and
                  Norwest Bank Minnesota, National Association

                  In accordance with the requirements of the above referenced agreement as subsequently amended (the "Credit Agreement"), attached are the consolidated financial statements of Young America Corporation (the "Borrower") as of and for the calendar quarter and year-to-date periods ended _________________ (the "Current Financials"). Capitalized terms used herein but not otherwise defined shall have the same meanings as the meanings assigned to them in the Credit Agreement.

                  I hereby certify that the Current Financials have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, subject to year-end audit adjustments.

         Events of Default.                 (Check One):

         ___ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         ___ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect thereto.



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
                            Young America Corporation

Financial Covenants.                I hereby further certify as follows:

         1. Interest Coverage Ratio. Pursuant to Section 5.9 of the Credit Agreement, for the computation period ending on _______________, the Interest Coverage Ratio of the Borrower is _______________ to 1.00. The Credit Agreement requires that such ratio be not less than _______________ to 1.00 as of such computation date.

                                                                                              Minimum
                                                                                              Interest
                             Computation Date                                              Coverage Ratio
                             ---------------------------------------------------------    -----------------
                             March 31, 2000                                                     1.00
                             June 30, 2000                                                      1.00
                             September 30, 2000                                                 1.10
                             December 31, 2000                                                  1.30
                             March 31, 2001 and each calendar quarter thereafter                1.35

         2. Capital Expenditures. Pursuant to Section 6.12 of the Credit Agreement, for the computation period ending on _______________, the cumulative Capital Expenditures of the Borrower are_______________. The Credit Agreement requires that such amount be not more than _______________ as of such computation date.

                                                                                               Maximum
                                                                                             Cumulative
                                                                                               Capital
                             Computation Period                                             Expenditures
                             ---------------------------------------------------------    ------------------
                             January 1, 2000 through December 31, 2000                       $ 4,000,000
                             January 1, 2001 through March 31, 2001                           $ 500,000
                             January 1, 2001 through June 30, 2001                           $ 1,000,000
                             January 1, 2001 through September 30, 2001                      $ 1,500,000
                             January 1, 2001 through December 31, 2001                       $ 2,000,000


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                               (page two of three)

                            Young America Corporation

         2. Current Ratio. Pursuant to Section 5.10 of the Credit Agreement, for the computation date ending on _______________, the Current Ratio of the Borrower is _______________ to 1.00. The Credit Agreement requires that such ratio be not less than _______________ to 1.00 as of such computation date.

                                                                                          Minimum Current
                             Computation Date                                                  Ratio
                             ---------------------------------------------------------    -----------------
                             March 31, 2000 and each calendar quarter thereafter                1.10


         Attached hereto are all relevant facts in reasonable detail to evidence the computations of the Financial Covenants referred to above. These computations were prepared in accordance with generally accepted accounting principles applied on a basis that is consistent with the accounting practices reflected in the annual financial statements of the Borrower previously delivered to you.

                                         Young America Corporation


                                         By    _________________________________
                                            Its  _______________________________















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
                                                                  Exhibit B-3 to
                                             Third Amendment to Credit Agreement


                    (To be re-typed on Borrower's letterhead)

                          ANNUAL COMPLIANCE CERTIFICATE

                           Date: ____________________

To:      Norwest Bank Minnesota, National Association
Structured Finance Division
Norwest Center - 5th Floor
Sixth Street and Marquette Avenue
MAC # N9305-051
Minneapolis, Minnesota  55479
Attention:  Jeffrey H. Morsman

         Re: Credit Agreement dated as of April 7, 1998 between Young America Corporation and
                  Norwest Bank Minnesota, National Association.

                  In accordance with the requirements of the above referenced agreement as subsequently amended (the "Credit Agreement"), attached are the audited consolidated and consolidating financial statements of Young America Corporation (the "Borrower") as of and for the calendar year ended _________________ (the "Current Financials"). Capitalized terms used herein but not otherwise defined shall have the same meanings as the meanings assigned to them in the Credit Agreement.

                  I hereby certify that the Current Financials have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

         Events of Default.                 (Check One):

         ___ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         ___ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect thereto.




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                               (page one of three)

                            Young America Corporation

         Financial Covenants.               I hereby further certify as follows:

         1. Interest Coverage Ratio. Pursuant to Section 5.9 of the Credit Agreement, for the computation period ending on _______________, the Interest Coverage Ratio of the Borrower is _______________ to 1.00. The Credit Agreement requires that such ratio be not less than _______________ to 1.00 as of such computation date.


                                                                                              Minimum
                                                                                              Interest
                                                                                           Coverage Ratio
                             Computation Date
                             ---------------------------------------------------------    -----------------
                             December 31, 2000                                                  1.30
                             March 31, 2001 and each calendar quarter thereafter                1.35

         2. Current Ratio. Pursuant to Section 5.10 of the Credit Agreement, for the computation date ending on _______________, the Current Ratio of the Borrower is _______________ to 1.00. The Credit Agreement requires that such ratio be not less than _______________ to 1.00 as of such computation date.


                                                                                          Minimum Current
                             Computation Date                                                  Ratio
                             ---------------------------------------------------------    -----------------
                             March 31, 2000 and each calendar quarter thereafter                1.10



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                               (page two of three)

                           Young America Corporation



         4. Capital Expenditures. Pursuant to Section 6.12 of the Credit Agreement, for the computation period ending on _______________, the cumulative Capital Expenditures of the Borrower are_______________. The Credit Agreement requires that such amount be not more than _______________ as of such computation date.

                                                                                               Maximum
                                                                                             Cumulative
                                                                                               Capital
                             Computation Period                                             Expenditures
                             ---------------------------------------------------------    ------------------
                             January 1, 2000 through December 31, 2000                       $ 4,000,000
                             January 1, 2001 through March 31, 2001                           $ 500,000
                             January 1, 2001 through June 30, 2001                           $ 1,000,000
                             January 1, 2001 through September 30, 2001                      $ 1,500,000
                             January 1, 2001 through December 31, 2001                       $ 2,000,000

         Attached hereto are all relevant facts in reasonable detail to evidence the computations of the Financial Covenants referred to above. These computations were prepared in accordance with generally accepted accounting principles applied on a basis that is consistent with the accounting practices reflected in the annual financial statements of the Borrower previously delivered to you.

                                         Young America Corporation


                                         By    _________________________________
                                            Its  _______________________________













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